UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

_____________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K/A (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanatory Note

On October 21, 2015, PositiveID Corporation, a Delaware corporation (“PositiveID” or “Company”), entered into an agreement to acquire all of the outstanding capital stock of Thermomedics, Inc., a Nevada corporation (“Thermomedics”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) by and between PositiveID and Sanomedics Inc., a Delaware corporation (“Seller”), the shareholder of Thermomedics (collectively the “Acquisition”). The terms of the Purchase Agreement were disclosed in that certain Current Report on Form 8-K filed by the Company on October 21, 2015.

On December 4, 2015, PositiveID entered into a First Amendment to the Stock Purchase Agreement (the “SPA Amendment”) with the Seller. PositiveID, the Seller and Thermomedics also entered into a Management Services and Control Agreement, dated December 4, 2015 (the “Control Agreement”), whereby PositiveID was appointed the manager of Thermomedics. The terms of the SPA Amendment and the Control Agreement were disclosed in that certain Current Report on Form 8-K/A filed by the Company on December 7, 2015 (the “Initial Report”).

As a result of the Company assuming control of Thermomedics on December 4, 2015, it determined, pursuant to ASC 805-10-25-6, that December 4, 2015 was the acquisition date of Thermomedics for accounting purposes. In compliance with parts (a) and (b) of Item 9.01 of the Initial Report, the Company filed the required financial information by amendment in a Current Report on Form 8-K/A on February 19, 2016.

The Company is filing this Current Report on Form 8-K/A to disclose certain updates to the agreement of the parties with respect to the Purchase Agreement, SPA Amendment, and the Control Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

On August 25, 2016, PositiveID completed the Acquisition and entered into an agreement with the Seller and Thermomedics (the “August Agreement”), which amends certain terms of the Purchase Agreement and terminates the Control Agreement.

The amendments to the Purchase Agreement include: (a) that any legal expense or losses incurred by PositiveID after June 30, 2016 related to the Exergen litigation shall have the effect of reducing any future earnouts that may be owed to the Seller, dollar for dollar; (b) PositiveID and the Seller also agreed to settle the final closing net working capital adjustment through a reduction of the Series J Preferred Stock shares to be released from escrow. As a result, the 125 shares of Preferred Series J stock originally issued shall be released from escrow as follows: 71 shares to the Seller and 54 shares returned to the Company’s treasury.

In connection with the Acquisition, the Company issued a Convertible Promissory Note to Keith Houlihan, the former CEO of the Seller and President of Thermomedics (the “Holder”), dated August 25, 2016 in the aggregate principal amount of $75,000 (the “Note”). The Note bears an interest rate of 5%, and is due and payable before or on August 25, 2017. The Note may be converted by the Holder at any time after February 28, 2017 into shares of Company’s common stock at a price equal to a 10% discount to the average of the three lowest daily VWAPs (volume weighted average price) of the Company’s common stock as reported on the OTCQB for the 10 trading days prior to the day the Holder requests conversion. Any conversion will be limited by: (i) Holder may not make more than one conversion every ten trading days, and (ii) the amount of conversion shares at any conversion may not be more than the total number of shares of Common Stock traded over the ten trading days preceding the conversion notice multiplied by 5%.

The Note is a long-term debt obligation that is material to the Company. The Note may be prepaid in accordance with the terms set forth in the Note. The Note also contains certain representations, warranties, and events of default including if the Company fails to pay when due any amount owed on the Note, and increases in the amount of the principal and interest rates under the Note in the event of such defaults. In the event of default, at the option of the Holder and in the Holder’s sole discretion, the Holder may consider the Note immediately due and payable.

In consideration for the Note, the Company entered into a Consent and Release by and between the Company, Thermomedics, the Holder and Vitacura LLC, a Florida limited liability corporation (“Vitacura”), which is wholly owned by the Holder (the “Release”), pursuant to which the Holder and Vitacura agreed to release the Company and Thermomedics from any and all causes of action.

The foregoing description of the terms of the August Agreement and Note does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreements, which are filed as Exhibit 10.4 and 4.1 to this Current Report on Form 8-K.

On August 26, 2016, PositiveID issued a press release announcing the completion of the Acquisition described herein, which press release is furnished as Exhibit 99.1 attached hereto.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On August 25, 2016, Company issued to the Seller (via a release from escrow) 71 shares of Series J Convertible Preferred Stock (the “Securities”), and issued to the Holder the Note as part of the consideration for the Acquisition. The issuance of the Note and Securities set forth herein was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the Note and Securities was based upon the following factors: (a) the issuance of the Note and Securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient for each; (c) there were no subsequent or contemporaneous public offerings of the Note or Securities by the Company; (d) the Note and Securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the Note and Securities took place directly between the parties and the Company; and (f) the recipients of the Note and Securities were accredited investors.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Form of 5% Convertible Promissory Note, dated August 25, 2016, with Keith Houlihan
10.1	Stock Purchase Agreement, dated October 21, 2015, by and between PositiveID Corporation and Sanomedics Inc., filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 21, 2015
10.2	First Amendment to Stock Purchase Agreement, dated December 4, 2015, by and between PositiveID Corporation and Sanomedics Inc., filed as exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 7, 2015
10.3	Management Services and Control Agreement, dated December 4, 2015, by and between PositiveID Corporation and Sanomedics Inc., filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 7, 2015
10.4	Agreement by and among PositiveID Corporation, Sanomedics, Inc. and Thermomedics, Inc. dated August 25, 2016
99.1	Press release issued by PositiveID Corporation on August 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: August 26, 2016	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer